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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K/A

       AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K DATED MARCH 6, 2000

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 7, 2000


                               Chevron Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                      1-368-2                 94-0890210
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer No.)
        of incorporation )

       575 Market Street, San Francisco, CA                    94105
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     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
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          (Former name or former address, if changed since last report)

Item 5. Other Events.
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        Chevron Corporation's Audited 1999 Financial Statements are attached as Item 7, Exhibit 99.1.

     The Registrant is filing this Amendment No. 1 to its Current Report on Form 8-K dated March 6, 2000 to correct an error in Note 9 to the Audited Financial Statements on page 10. The corrected Note appears on page 10 of this filing. This Form 8-K/A includes a complete refiling of the Audited Financial Statements and Notes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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        (c) Exhibits.

            99.1  Chevron Corporation's Audited 1999 Financial Statements.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 7, 2000

                                               CHEVRON CORPORATION


                                               By   /s/ S.J. CROWE
                                                 -------------------------
                                                  S. J. Crowe, Comptroller
                                                 (Principal accounting Officer
                                                  and Duly Authorized Officer)